SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2001



                                   ICOA, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                       0-32513                   87-0403239
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


          111 Airport Road, Warwick, Rhode Island                      02889
          (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (401) 739-9205



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

      On May 17, 2001, ICOA, Inc., a Nevada corporation ("ICOA") announced that it had received $400,000 in funding in a private placement of securities to a single investor that closed on May 14, 2001 upon the signing of a subscription agreement (the "Subscription Agreement"). Pursuant to the Subscription Agreement, the investor purchased a note (the "Note") from the Company, bearing interest at 9% per annum, with a maturity date two years after the date of issuance, convertible into shares of the Company's common stock, par value $.0001 per share (the "Common Stock"). The Note is convertible at floating rate based upon the market price of the Company's common stock at the time of conversion. The investor also received a warrant (the "Warrant"), exercisable for a term of five years from the date of issuance, to purchase up to 4,000,000 shares of Common Stock at an exercise price of $.072 per share.

      The Company has agreed to use its best efforts to file a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Note and the shares of Common Stock issuable upon exercise of the Warrant within 40 days after the closing date of the transaction.

      The foregoing is a brief description of the financing arrangement. It is not complete and is qualified in its entirety by reference to the actual Subscription Agreement, Note, Warrant and the press release issued on May 17, 2001, copies of which are filed as exhibits to this Current Report.

      With regard to the earlier equity line agreement, which was signed on August 28, 2000, ICOA, Inc. and the investors party to that agreement mutually agreed to terminate the provisions of that agreement providing for future financings. A copy of the Amendment and Waiver, dated May 14, 2001, among ICOA, Inc. and the investors party to the earlier equity line agreement, is filed as
Exhibit 4.5 to this Current Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)     Exhibits

 Exhibit
   No.                                  Description
   ---                                  -----------
  4.1 Subscription Agreement between ICOA, Inc. and Laurus Master Fund, Ltd., dated May 14, 2001.
  4.2      Note issued by ICOA, Inc. to Laurus Master Fund, Ltd., dated May 14,
           2001.
  4.3 Warrant issued by ICOA, Inc. to Laurus Master Fund, Ltd., dated May 14, 2001.
  4.4 Amendment and Waiver signed by ICOA, Inc. and Laurus Master Fund, Ltd., dated May 14, 2001, relating to the OTC Bulletin Board.
  4.5 Amendment and Waiver among ICOA, Inc. and certain investors, dated May 14, 2001, relating to the August 28, 2000 financing.
  99.1 Press Release of ICOA, Inc. dated May 17, 2001, announcing the May 14, 2001 financing.
  99.2 Press Release of ICOA, Inc. dated May 15, 2001, announcing the commencement of trading of its Common Stock on the OTC Bulletin Board.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2001

                                          ICOA, Inc.


                                          By:/s/ George Strouthopoulos
                                             ---------------------------------
                                                Name: George Strouthopoulos
                                                      Title: President and CEO

                                  EXHIBIT INDEX
                                  -------------


 Exhibit
   No.                                  Description
   ---                                  -----------
  4.1 Subscription Agreement between ICOA, Inc. and Laurus Master Fund, Ltd., dated May 14, 2001.
  4.2      Note issued by ICOA, Inc. to Laurus Master Fund, Ltd., dated May 14,
           2001.
  4.3 Warrant issued by ICOA, Inc. to Laurus Master Fund, Ltd., dated May 14, 2001.
  4.4 Amendment and Waiver signed by ICOA, Inc. and Laurus Master Fund, Ltd., dated May 14, 2001, relating to the OTC Bulletin Board.
  4.5 Amendment and Waiver among ICOA, Inc. and certain investors, dated May 14, 2001, relating to the August 28, 2000 financing.
  99.1 Press Release of ICOA, Inc. dated May 17, 2001, announcing the May 14, 2001 financing.
  99.1 Press release of ICOA, Inc. dated May 15, 2001 announcing the commencement of trading of its Common Stock on the OTC Bulletin Board.